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                                                                   Exhibit 10.19

              ENVIRONMENTAL PRODUCTS AND TECHNOLOGIES CORPORATION
          5380 NORTH STERLING CENTER DRIVE, WESTLAKE VILLAGE, CA 91361


                            LETTER OF UNDERSTANDING


This Letter of Understanding between Environmental Products and Technologies Corporation, a Delaware Corporation, hereafter "EPTC", and Lifeline Enterprises L.L.C., a Utah Limited Liability Company, hereafter "LE", is dated May 18, 1998.

WHEREAS, EPTC desires to conclude the acquisition of the Aerobic Bioreactor for oxygenation reduction of organic waste, the Anaerobic System for bio-catalytic remediation of agricultural wastes, and the biologicals used with each;

WHEREAS LE desires to transfer to EPTC all right, title, and interest in and to the Aerobic Bioreactor, the Anaerobic System, and the biologicals used therewith, for the following consideration:

NOW THEREFORE:

     1. LE has received 50,000 shares (post-split 100,000 shares) per our Letter of Understanding date November 5, 1997;

     2. EPTC shall issue 50,000 shares to LE upon assignment to EPTC of all patents to the Aerobic Bioreactor.

     3. EPTC shall issue 80,000 shares to LE on October 15, of each of the years 1999, 2000, 2001, and 2002.

In the event of breach by EPTC of the obligations of paragraphs 2 or 3 above, all patents shall be re-assigned to LE.



/s/ R. MARVIN MEARS                        /s/ GARY D. ROBERTS
--------------------------------           -----------------------------------
R. Marvin Mears, President                 Gary D. Roberts, General Manager
Environmental Products &                   Lifeline Enterprises L.L.C.
Technologies Corporation

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              ENVIRONMENTAL PRODUCTS AND TECHNOLOGIES CORPORATION
          5380 NORTH STERLING CENTER DRIVE, WESTLAKE VILLAGE, CA 91361


                            LETTER OF UNDERSTANDING


This Letter of Understanding between Environmental Products and Technologies Corporation, a Delaware Corporation, hereafter "EPTC", and Lifeline Enterprises L.L.C., a Utah Limited Liability Company, hereafter "LE", is dated May 18, 1998.

WHEREAS EPTC desires to purchase from LE Paramutual Inductively Coupled Generators to be employed as components of the EPTC Closed-loop Waste Management System, from LE.

It is agreed that EPTC shall have the exclusive right to use the Paramutual Inductively Coupled Generator when driven by a dual-fuel, diesel/methane engine in the EPTC Closed-loop Waste Management System.

It is understood that the Paramutual Inductively Coupled Generator will be a significant component of the EPTC Closed-loop Waste Management System and EPTC's inducement to buy this product from LE is the fact that it is the expectation of both parties that LE will defend the patents, when issued as and if required.

EPTC and LE agree that the purchase price of the Paramutual Inductively Coupled Generator with class H insulation and dyno-tested to full load, will be as follows:

60KW - 100 hp frame - $C 14,400 - $US 9,950
95KW - 100 hp frame - $C 18,225 - $US 12,500
150KW - 100 hp frame - $C 20,300 - $US 14,000



/s/ R. MARVIN MEARS                          /s/ GARY D. ROBERTS
---------------------------------            ---------------------------------
R. Marvin Mears, President                   Gary D. Roberts, General Manager
Environmental Products &                     Lifeline Enterprises L.L.C.
Technologies Corporation